EXHIBIT 99.1

"A New Course" Canaccord Adams August 2007

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as "probable," "possible," P2 or P3 and "non-proved" reserves, reserves "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

To Become the Leading North Sea Focused Exploration and Production Company Strategy Hire and equitize an experienced and talented team Build a base of production through acquisition, exploitation of existing assets, and consolidation to finance exploration and development Find new oil and gas reserves through a disciplined and focused exploration effort Maintain financial strength Constantly reduce execution risk and relentlessly manage portfolio The Vision

Positive Results - Current Strengths Focus on pan North Sea area which still provides attractive exploration and exploitation opportunities Strong cash flow from existing production Excellent hedged position over next five years that secures high commodity prices for future production Ability to significantly increase production in next three years from exploitation of existing asset base Recent exploration success and development progress at Cygnus and Columbus Extensive acreage position with inventory of 100+ drilling prospects and leads in Norway and U.K. Consolidation of the North Sea E&P companies is beginning to happen All activities underpinned by utilisation of high quality regional seismic data Experienced and skilled management team

Current Challenges Disappointing exploration results in 2007 Continued high cost of exploration Slow down in exploration acreage turnover in UKCS Longer-than-expected development cycle times on discoveries

New Strategy Focus on developments and lower risk exploitation and exploration Cygnus Columbus Rochelle R-blocks Agat Reduce costs Replace exploration leadership, then restore disciplined and focused exploration effort Improve capital structure Continue to execute on existing assets

Comparative Analysis June 2007

Net Asset Value

Peer Comparisons Peer Comparisons Market Capitalisation (US $mm) Enterprise Value (US $mm) Enterprise Value (US $mm) Production Production 2P Reserves (mmboe) 2P Reserves and Contingent Resources (mmboe) 2P Reserves and Contingent Resources (mmboe) 2P Reserves, Contingent and Risked Prospective Resources (mmboe) Source: Lambert Energy Advisory Ltd

Peer Comparison, continued Peer Comparison, continued Source: Lambert Energy Advisory Ltd

Side by Side Peer Analysis Source: Lambert Energy Advisory Ltd

Company Overview

Company History NSNV founded Transier and Seitz start private company Acquire MegaSurvey seismic data from PGS Creation of Endeavour Merger with publicly-traded CSOR as IPO Management team & strategy focusing in the North Sea Acquisition of producing properties in Norway UK licensing round : 9 licenses awarded Award of 13 production licenses 11 in the UK and 2 in Norway Launch of the exploratory drilling programme Acquisition of Enoch Field interest Acquisition of Talisman asset package 7 oil and gas producing fields and 1 undeveloped field in the UK Award of 13 Production Licenses 8 in the UK and 5 in Norway First Discoveries - Cygnus and Columbus 2003 2004 2005 2006

Endeavour today 64 talented and experienced FTE employees (Houston, London, Oslo, Aberdeen) Strong base production and free cash flow Reserves of 30 mmboe (2P) as of 12/31/2006 Attractive development and exploitation opportunities Acreage Accumulated - 2.2 million acres UKCS - 28 licenses (41 blocks) - ^ 1.1 million acres Norway - 15 licenses ^ 936,000 acres Ireland - 1 license ^ 188,539 acres Attractive exploration portfolio - over 100 prospects with net unrisked reserve potential of 1.4 bboe Qualified as operator in Norway and the UK Rig access into 2009

Deep Technical Team 50 percent of employees are in technical positions Average experience is over 20 years All permanent employees incentivized by equity ownership

Asset Overview Central Graben and Norwegian North Sea Cygnus Discovery United Kingdom Netherlands Southern Gas Basin Renee IVRRH Rubie Alba Rochelle Goldeneye Enoch Brage Agat Njord Bittern Columbus Discovery United Kingdom Norway Bacchus

2006 Reserve Summary 9.9 MMBOE Proved Proved + Probable as of 12/31/06 as of 12/31/06 29.6 MMBOE

Development and Exploitation Projects

Columbus Discovery 23/16f - UK Asset Summary UK Norway Netherlands Columbus Basin: Central Graben Analogue field: Everest (1.2 tcf) Interest: Serica (Op) 50% Endeavour 25% EOG 25% Reservoir: Forties Estimated reserves: 150 bcfe Discovery results: Flowed 17.5 mmcfpd & 1,060 bcpd Development well: Q3-07 File development plan: 2008 1st production: 2009 Note: Stratigraphic pinchout with DHI downdip from Magellan prospect Stratigraphic pinchout with DHI downdip from Magellan prospect GRABEN

Cygnus Discovery 44/12a - UK Asset Summary UK Norway Netherlands Cygnus Basin: Southern Gas Basin Analogue field: Markham (230 bcf) Interest: GdF (Op) 25% Endeavour 12.5% Tullow 35% E. ON Ruhrgas 27.5% Reservoir: Leman and Carboniferous ss Estimated reserves: FB1 165 bcf Development well: 2008 File development plan: 2008 1st production 2009 Note: 44/12-2 logged gas in Leman & Carboniferous ss 44/12-2 logged gas in Leman & Carboniferous ss I IIa III IV V IIb 44/12-1 44/12-2 44/12-1 44/12-2 Leman Sst Carboniferous GWC - 11313' NNW SSE

Agat Area 35/3 - Norway Asset Summary UK Norway Netherlands UK Norway Netherlands Agat Basin: Sogn Graben Analogue field: Gjoa (1.7 tcf) Interest: Endeavour (Op) 85% RWE 15% Reservoir: Agat formation Estimated reserves: 500 bcf (discovered and prospective) Appraisal well: 2008 Peon Agat Gjoa

Rochelle 15/27 - UK Asset Summary UK Norway Netherlands Rochelle Basin: Moray Firth Analogue field: Hanny Interest: Endeavour (Op) 55.6% Nexen 44.4% Reservoir: Britannia ss Estimated reserves: TBD Development: Initiate in 2008 1st production: 2010 Rochelle Rochelle

Rubie 15/28b & Renee 15/27 (R-blocks) - UK Asset Summary UK Norway Netherlands Renee & Rubie Basin: Moray Firth Interest: Renee - Endeavour (Op) 77.5% Hess 14% Marubeni 8.5% Rubie - Endeavour (Op) 40.8% Hess 19.2% Marubeni 40% Mean targeted reserves: TBD Est. spud: 2008 Rubie Renee

Production Growth - Lower Risk and Near Term Impact Future Exploration

Recently Awarded Blocks - Leasehold Now Totals 2.2 Million Acres Central Graben and Norwegian North Sea United Kingdom Netherlands Southern Gas Basin United Kingdom

Drilling Program - Exploration/Appraisal Portfolio Prospects Mean Reserve Est. Timing Norway 55 754 2008-10 U.K. 56 668 2008-10 Total 111 1,422

Inner Moray Firth - UK Mean targeted reserves: 22 mmboe P-10 56 mmboe Est. spud: 2008 Well cost: $17mm File development plan: 2010 1st production: TBD Basin: Inner Moray Firth Analogue field: Beatrice (173 mmboe) Interest: Endeavour (Op) 33.3% Hunt 33.3% Palace 33.3% Mean targeted reserves: 690 bcf (all prospects) Reservoir: Beatrice ss Volgian ss Lossiehead ss Note: Tilted fault blocks multiple prospects Wenvoe Prospect Summary IMF Overview UK Norway Netherlands IMF Delgany Prospect Summary Mean targeted reserves: 24 mmboe P-10 50 mmboe Est. spud: 2008 Well cost: $17mm File development plan: 2010 1st production: TBD 1 3 kms Cruit Southerndown Delgany S 12/27-1 discovery well Tested 9.5 mmcfpd Devonian lead 12/27a-3 P&A oil & gas shows Wenvoe Beatrice CENTRAL HIGH Carne

Aegis 25/10 - Norway Prospect Summary UK Norway Netherlands Aegis Basin: Viking Graben Analogue field: Balder (344 mmboe) Interest: Lundin (Op) 60% Endeavour 40% Reservoir: Odin ss Mean targeted reserves: 54 mmboe P-10 120 mmboe Est. spud 2008 Well cost: $48mm Note: Seismically-defined stratigraphic trap Seismically-defined stratigraphic trap 25/10-2 25/10-7 25/10-8 25/7-4s 25/10-6 16/1-1 16/1-6 J1 J2 J3 T2 Aegis 25/7-2 Balder Field Pg70 Pg100 Pg65 25/10-7s 25/10-2R 25/10-7s 25/10-2R Aegis Carbonate/ calcareous claystones SW NE 10 km Cretaceous Paleocene/Heimdal Fm. (wet sst) Eocene Paleocene/Balder Fm.

Tesla - 22/25c UK Prospect Summary UK Norway Netherlands Tesla Basin: Central Graben Analogue field: Heron (110 mmboe) Interest: GdF (Op) 25% Endeavour 25% RWE 25% EoN Ruhrgas 25% Reservoir: Triassic Judy ss Mean targeted reserves: 125 mmboe Est. spud 2008 Well cost: $72mm (HPHT) Tesla Tesla Skua Egret Heron TESLA Time

Financial Overview

Growth in Key Metrics Brage Njord Alba Bittern Enoch Goldeneye IVRRH Renee Rubie 2004 249 2005 2071 2006E 2790 2007E PF 989 587 1145 939 862 3448 587 39 503 Production Growth (Average boepd) Rubie Renee IVRRH Goldeneye Enoch Bittern Alba Blocks under lease 2004 0 2005 18 2006 62 2007 71 Drilling prospects 2004 0 2005 4 2006 12 2007 15 Blocks Under Lease Drillable Prospects People Producing Fields People 2004 8 2005 20 2006 62 2007 64 Producing fields 2004 0 2005 2 2006 10 2007 10 Future Growth Potential Cygnus discovery Columbus discovery Rochelle development Exploration drilling Acquisitions Njord Brage 2P Reserve Growth (Mmboe) 2004 2005 2006 East 7.4 6.3 29.6

2007 Guidance

Hedge Position Gas (as of Jul. 27) Oil (as of Jul. 27)

How We Become a $10 Stock Illustrative Upside in Endeavour Undervalued on fundamentals and relative to peers Solid asset base has lower risk exploitation potential with near term impact Strong management team has capacity to consolidate in North Sea Increasing scale will lead to follow on opportunities Access to quality acreage Access to preferred partnerships and new opportunities Access to rigs and other services Access to strategic alliances Exploration will eventually add significant value Lower Risk Higher Risk